                                                                   Exhibit 10.28

                   AMENDMENT #1 TO RECEIVABLES SALE AGREEMENT

          THIS AMENDMENT #1 (this "Amendment"), is dated as of November 30, 2001, is by and among Actuant Corporation, a Wisconsin corporation ("Parent"), Del City Wire Co., Inc., an Oklahoma corporation, GB Tools and Supplies, Inc., a Wisconsin corporation, Versa Technologies, Inc., a Delaware corporation, and Engineered Solutions, L.P., an Indiana limited partnership (each of the foregoing, an "Existing Originator" and collectively, the "Existing Originators"), Nielsen Hardware Corp., a Connecticut corporation ("Nielsen"), Actuant Receivables Corporation, a Nevada corporation ("Buyer"), and Wachovia Bank, N.A., as Agent (the "Agent"), and pertains to the Receivables Sale Agreement dated as of May 30, 2001 by and among Parent, the Existing Originators and Buyer (the "Existing Agreement"). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Existing Agreement.

                              PRELIMINARY STATEMENT

          Each of the Existing Originators, Buyer and Nielsen wishes to amend the Existing Agreement to add Nielsen as an Originator thereunder and to add Versa Technologies, Inc.'s Milwaukee
     Cylinder Division's receivables to the definition of "Receivables", and the Agent is willing to consent to such amendments on the terms and subject to the conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1. Amendments.
                     ----------

          1.1. Nielsen Hardware Corp, a Connecticut corporation ("Nielsen"), is hereby added as an Originator under the Existing Agreement; provided, however, that solely insofar as Nielsen is concerned: (a) any reference in the Existing Agreement to "the date hereof" or "the date of this Agreement" shall be deemed to be references to the date of this Amendment, and (b) the "Initial Cutoff Date" for Nielsen shall be deemed to be the Business Day preceding the date of this Amendment.

          1.2. The definition of "Receivable" in the Existing Agreement is hereby amended and restated in its entirety to read as follows:

          "Receivable" means each Account owed to an Originator (at the times it arises, and before giving effect to any transfer or conveyance under the Agreement) or to Buyer (after giving effect to the transfers under the Agreement) including, without limitation, the obligation to pay any Finance Charges with respect thereto: provided, however, that with respect to Actuant Corporation, only an Account arising in connection with the sale of goods or the rendering of services by its Enerpac Division and Powerpacker Division shall be included in "Receivable" and with respect to Versa Technologies, Inc., only an Account arising in connection with the sale of goods or the rendering of services by its

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

     Powergear Division or its Milwaukee Cylinder Division shall be included in "Receivable". Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless or whether the account debtor or such Originator treats such indebtedness, rights or obligations as a separate payment obligation.

          1.3. Exhibit II to the Existing Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit II to this Amendment.

          1.4. Exhibit III to the Existing Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit III to this Amendment.

          1.5. Exhibit V to the Existing Agreement is hereby amended to add the copy of Nielsen's Credit and Collection Policy delivered pursuant to Schedule A to this Amendment.

          Section 2. Representations. In order to induce the other parties
                     ---------------
hereto to consent to this Amendment: (a) Nielsen hereby makes each of the representations and warranties set forth in Section 2.1 of the Existing Agreement, and (b) each of the Existing Originators hereby confirms that, as of the date of this Amendment, no event has occurred and is continuing that will constitute a Termination Event or an Unmatured Termination Event.

          Section 3. Conditions Precedent. This Amendment shall become effective
                     --------------------
as of the date first above written upon receipt by the Agent of (a) each of the documents listed on Schedule A hereto, each in form reasonably satisfactory to the Agent, and (b) a fully-earned and non-refundable amendment fee of $20,000 in immediately available funds.

          Section 4. Miscellaneous.
                     -------------

          4.1. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN
               -------------
ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

          4.2. CONSENT TO JURISDICTION. EACH ORIGINATOR AND BUYER HEREBY
               -----------------------
IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY OR ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY AND EACH ORIGINATOR AND BUYER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR

PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF BUYER (OR ITS ASSIGNS) TO BRING PROCEEDINGS AGAINST ORIGINATOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY ORIGINATOR AGAINST BUYER (OR ITS ASSIGNS) OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY OR ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

          4.3. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY
               --------------------
JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY, ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

          4.4. Counterparts. This Amendment may be executed in any number of
               ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

                            [signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.


                                      ACTUANT CORPORATION


                                      By: /s/
                                          --------------------------------
                                      Name:
                                      Title:

                                          Address:  6100 North Baker Road
                                                    Glendale, WI 53209

                                                    Attn:  Terry M. Braatz

                                                    Phone: (414) 247-5446
                                                    Fax:   (414) 228-6112


                                      DEL CITY WIRE CO., INC.



                                      By: /s/
                                          --------------------------------
                                      Name:
                                      Title:

                                          Address:  6100 North Baker Road
                                                    Glendale, WI 53209

                                                    Attn:  Terry M. Braatz

                                                    Phone: (414) 247-5446
                                                    Fax:   (414) 228-6112

                                GB TOOLS AND SUPPLIES, INC.


                                By: /s/
                                    --------------------------------
                                Name:
                                Title:

                                     Address:  6100 North Baker Road
                                               Glendale, WI 53209

                                               Attn:  Terry M. Braatz

                                               Phone: (414) 247-5446
                                               Fax:   (414) 228-6112


                                VERSA TECHNOLOGIES, INC.


                                By: /s/
                                    --------------------------------
                                Name:
                                Title:

                                     Address:  6100 North Baker Road
                                               Glendale, WI 53209

                                               Attn:  Terry M. Braatz

                                               Phone: (414) 247-5446
                                               Fax:   (414) 228-6112


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

                                   ENGINEERED SOLUTIONS, L.P.


                                   BY: Versa Technologies, Inc., its General
                                   Partner


                                   By:   /s/
                                         ----------------------------------
                                   Name:
                                   Title:

                                         Address:  6100 North Baker Road
                                                   Glendale, WI 53209

                                                   Attn:  Terry M. Braatz

                                                   Phone: (414) 247-5446
                                                   Fax:   (414) 228-6112



                                   NIELSEN HARDWARE CORP.


                                   By:   /s/
                                         ----------------------------------
                                   Name:
                                   Title:

                                         Address:  6100 North Baker Road
                                                   Glendale, WI 53209

                                                   Attn:  Terry M. Braatz

                                                   Phone: (414) 247-5446
                                                   Fax:   (414) 228-6112


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

                                    ACTUANT RECEIVABLES CORPORATION

                                    By: /s/
                                        --------------------------------------
                                    Name:
                                    Title:

                                          Address: 3993 Howard Hughes Pkwy.
                                                   Suite 100
                                                   Las Vegas, Nevada 89109

                                                   Attn:  Pat Dorn

                                                   Phone: (702) 735-1811
                                                   Fax:   (702) 735-1785

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

                                           WACHOVIA BANK, N.A., as Agent



                                           By: /s/
                                               ---------------------------------
                                           Name:
                                           Title:

                                   Exhibit II
                                   ----------

                 Chief Executive Offices; Locations of Records;
                 ----------------------------------------------
              Federal Employer Identification Numbers; Other Names
              ----------------------------------------------------

Chief Executive Office for Each Originator:

         6100 North Baker Road
         Glendale, WI 53209

Locations of Records for Each Originator:

         6100 North Baker Road
         Glendale, WI 53209

Federal Employer Identification Number for Each Originator:

         Actuant Corporation:           39-0168610
         Del City Wire Co., Inc.:       73-0666761
         GB Tools and Supplies, Inc.:   39-0964876
         Versa Technologies, Inc.:      39-1143618
         Engineered Solutions, L.P.:    31-1757546
         Nielsen Hardware Corp.         06-1281549

Legal, Trade and Assumed Names for Each Originator:

         Actuant Corporation:           Applied Power Inc. (1/11/01)
         Del City Wire Co., Inc.:       n/a
         GB Tools and Supplies, Inc.:   Gardner Bender, Inc. (12/22/00); APW
                                        Tools and Supplies, Inc.  (9/21/00); GB
                                        Electrical, Inc. (4/19/99)
         Versa Technologies, Inc.:      n/a
         Engineered Solutions, L.P.:    n/a
         Nielsen Hardware Corp.         n/a

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

------------------------------------------------------------------------------------------------------------
                                                Exhibit III
                                     Revised Cash Collection Structure
------------------------------------------------------------------------------------------------------------
                                                    Existing                                 Concentration
------------------------------------------------------------------------------------------------------------
       Legal Entity             Business Unit         Bank       Lockbox #      DDA #          Effective
                                                                                                5/31/02
------------------------------------------------------------------------------------------------------------
Actuant Receivables              (new "SPE")       Bank One         n/a       10-87832      ZBA to 10-61597
Corporation
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Tools & Supplies
-----------------

------------------------------------------------------------------------------------------------------------
Actuant Corporation        Enerpac                 Bank One        22730      10-87766      ZBA to 10-87832
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
GB Tools & Supplies, Inc.  Gardner Bender (GB)     Bank One        22732      10-87774      ZBA to 10-87832
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
               "           Calterm                 Bank One        22732      10-87774
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
               "           Ancor Products          Bank One         n/a       10-87782      ZBA to 10-87832
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Del City Wire Co. Inc.     Del City                Bank One        22736      10-87790      ZBA to 10-87832
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Engineered Solutions
--------------------

------------------------------------------------------------------------------------------------------------
Actuant Corporation        Power Packer            Bank One        22738      10-87808      ZBA to 10-87832
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Versa Technologies, Inc.   Power Gear              Bank One        22742      10-87816      ZBA to 10-87832
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Engineered Solutions LP    Engineered Solutions    Bank One        22626      10-81348      ZBA to 10-87832
                           Americas
------------------------------------------------------------------------------------------------------------
(sub of VT Holdings, Inc.) (i.e., currently
                           Dewald only)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Versa Technologies, Inc.   Milwaukee Cylinder      M & I           10199      486-6114      will wire to
                                                                                            10-87832
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Nielsen Sessions           Nielsen Sessions        Bank One         n/a       09-25152      will ZBA to
                                                                                            10-87832
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

                                   Schedule A
                                   ----------

 DOCUMENTS TO BE DELIVERED PRIOR TO EFFECTIVENESS OF AMENDMENT #1

1. Executed copies of this Amendment, duly executed by each of the parties hereto.

2. Copy of Nielsen's Credit and Collection Policy to be added to Exhibit V to the Existing Agreement.

3. A certificate of Nielsen's [Assistant] Secretary certifying:

          (a) A copy of the Resolutions of the Board of Directors of Nielsen, authorizing Nielsen's execution, delivery and performance of this Amendment, the Receivables Sale Agreement as amended hereby, and the other documents to be delivered by it thereunder;

          (b) A copy of the Organizational Documents of Nielsen (also certified, to the extent that such documents are filed with any governmental authority, by the Secretary of State of Connecticut on or within thirty
     (30) days prior to closing);

          (c) Good Standing Certificates for Nielsen issued by the Secretaries of State of Connecticut and each other jurisdiction where it has material operations; and

          (d) The names and signatures of the officers authorized on Nielsen's behalf to execute this Amendment.

4. Pre-filing state and federal tax lien, judgment lien and UCC lien searches against Nielsen in the State of Connecticut, Wisconsin DFI, and Milwaukee County, WI.

5. A proper UCC-1 financing statement in form suitable for filing against Nielsen under the Connecticut UCC to perfect the ownership interests in Nielson's Receivables and Related Security contemplated by the Receivables Sale Agreement.

6. UCC partial releases in form suitable for filing necessary to release all security interests and other rights of any Person in the Receivables and Related Security previously granted by Nielsen or Versa Technologies, Inc., together with an executed copy of any instrument of release delivered in connection therewith.

7. Executed Collection Account Agreement amendments for each Lock-Box and Collection Account at Bank One, NA or M&I Bank.

8. Amendments to existing Versa Technologies, Inc. financing statements reflecting the addition of the Milwaukee Cylinder division receivables.

9. A favorable opinion of legal counsel for Nielsen licensed to give opinions under Illinois law reasonably acceptable to Buyer (and the Agent, as Buyer's assignee) as to the matters covered in the opinion regarding the Existing Originators delivered in connection with the Existing Agreement.

10. A "true sale" opinion and "substantive consolidation" opinion of counsel for Nielsen with respect to the transactions contemplated by the Receivables Sale Agreement.

11. If applicable, executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with Nielsen's addition as an Originator under the Receivables Sale Agreement.

12.  Executed Subordinated Note by Buyer in favor of Nielsen.

13. An amendment to add Nielsen to the definition of "Originator" in the Receivables Purchase Agreement, duly executed by each of the parties thereto.

14. An amendment to add Nielsen to the definition of "Originator" in each of the UCC financing statements filed against Buyer, as debtor/seller, under the Receivables Purchase Agreement, in form suitable for filing in each applicable jurisdiction.